Exhibit 24


                                POWER OF ATTORNEY


         I hereby appoint W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.



                                       Signature:  /s/Michael T. Chalifoux
                                       Print Name:  Michael T. Chalifoux
                                       Title:       Executive Vice President,
                                                    Chief Financial Officer
                                                    and Corporate Secretary






                                                                      Exhibit 24


                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/Richard N. Cooper
                                       Print Name:  Richard N. Cooper
                                       Title:       Director


                                                                      Exhibit 24

                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/Barbara S. Feigin
                                       Print Name:  Barbara S. Feigin
                                       Title: Director






                                                                      Exhibit 24

                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/James F. Hardymon
                                       Print Name:  James F. Hardymon
                                       Title: Director






                                                                      Exhibit 24

                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/Robert S. Jepson Jr.
                                       Print Name:  Robert S. Jepson Jr.
                                       Title: Director






                                                                      Exhibit 24


                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.



                                       Signature:  /s/W. Alan McCollough
                                       Print Name:  W. Alan McCollough
                                       Title:       President and
                                                    Chief Executive Officer





                                                                      Exhibit 24

                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/Hugh G. Robinson
                                       Print Name:  Hugh G. Robinson
                                       Title: Director






                                                                      Exhibit 24

                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/Walter J. Salmon
                                       Print Name:  Walter J. Salmon
                                       Title: Director






                                                                      Exhibit 24

                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/Mikael Salovaara
                                       Print Name:  Mikael Salovaara
                                       Title: Director







                                                                      Exhibit 24

                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/Richard L. Sharp
                                       Print Name:  Richard L. Sharp
                                       Title: Chairman







                                                                      Exhibit 24

                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/John W. Snow
                                       Print Name:  John W. Snow
                                       Title: Director





                                                                      Exhibit 24

                                POWER OF ATTORNEY


         I hereby appoint Michael T. Chalifoux or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 2001 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/Alan Wurtzel
                                       Print Name:  Alan Wurtzel
                                       Title:       Vice-Chairman